UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2013

Analogic Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-6715	04-2454372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Centennial Drive, Peabody, Massachusetts		01960
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 978-326-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Consummation of Acquisition

On March 1, 2013 (the “U.S. Assets Closing Date”), Analogic Corporation, a Massachusetts corporation (“Analogic”), completed its acquisition of all of the issued and outstanding shares of capital stock of Ultrasonix Medical Corporation (U.S.A.), a Nevada corporation (“Ultrasonix U.S.A.”), and customer lists, intangibles and goodwill related solely to sales destined to the United States (collectively, the “U.S. Assets”). On March 2, 2013 (the “Arrangement Closing Date”), Analogic, through 8385998 Canada Inc., a Canadian corporation and a direct wholly-owned subsidiary of Analogic (“Arrangement Sub”), completed its acquisition of all of the outstanding equity securities of Ultrasonix Medical Corporation, a Canadian corporation (“Ultrasonix”), pursuant to a “plan of arrangement” (the “Arrangement”) under Canadian law (the “Acquired Securities”).

As previously announced, on January 8, 2013, Analogic entered into an Arrangement Agreement (the “Arrangement Agreement”), by and among Analogic, Arrangement Sub, Ultrasonix and Scott Ratushny, Ronald Poelzer and Laurent Pelissier, solely in their capacity as the representatives of the Ultrasonix shareholders. On the U.S. Assets Closing Date the acquisition of the U.S. Assets was consummated and Ultrasonix U.S.A. became a direct wholly-owned subsidiary of Analogic and on the Arrangement Closing Date the Arrangement was consummated and Ultrasonix became a direct wholly-owned subsidiary of Analogic.

Pursuant to the Arrangement Agreement and the Arrangement, in connection with the U.S. Assets Closing Date and the Arrangement Closing Date, Analogic acquired the U.S. Assets and Arrangement Sub acquired the Acquired Securities for total consideration equal to $83 million, subject to adjustment for unpaid transaction expenses, taxes, outstanding indebtedness, working capital and any change of control or similar payments, as detailed in the Arrangement Agreement.

A copy of the Arrangement Agreement (including the plan of arrangement) was filed as Exhibit 2.1 to Analogic’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission on January 8, 2013, and is incorporated herein by reference. The foregoing description of the Arrangement Agreement and the Arrangement is qualified in its entirety by reference to such exhibit.

Item 8.01	Other Events.

On March 4, 2013, Analogic issued a press release in connection with the completion of the acquisition of Ultrasonix. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release, dated March 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANALOGIC CORPORATION

March 4, 2013	By:	/s/ John J. Fry
Name: John J. Fry
Title: Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated March 4, 2013.